SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                January 24, 2002
                Date of Report (date of earliest event reported):
                -------------------------------------------------


                             Research, Incorporated
                             ----------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                   0-2387                41-0908058
        ---------                   ------                ----------
       (State or other             (Commission           (I.R.S. Employer
        jurisdiction                File Number)          Identification No.)
        of Incorporation)


                             6425 Flying Cloud Drive
                          Eden Prairie, Minnesota 55344
                          -----------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (952) 941-3300


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Items 1, 2, 4, 6 and 8 are not included.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On January 24, 2002, Research, Incorporated ("Research") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Minnesota.

         The Company will continue to operate its business as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On January 24, 2002, the Company issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         On February 5, 2002, the U.S. Bankruptcy Court approved the Company's motion for Order Authorizing Rejection of Real Estate Property Lease and Execution of New Real Estate Property Lease. The new lease is for approximately 24,000 sq. ft. of warehouse and office space for a term of five (5) years and six (6) months from date of occupancy with an initial monthly lease payment of approximately $16, 200. This compares to its previous lease for 90,000 sq. ft. with a monthly payment of approximately $54,000 which was to expire on September 30, 2002. The Company anticipates a move into the new facility during the week of March 18, 2002. A copy of the lease is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On February 13, 2002, the U.S. Bankruptcy Court approved the Company's motion for Order Authorizing Postpetition Financing with Manchester Commercial Finance LLC. The postpetition financing was completed on February 25, 2002 following the payment in full of all outstanding amounts due Coast Business Credit. A copy of the Financing Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 5. OTHER EVENTS.

         Concurrent with the chapter 11 filing, Brad Yopp, President and Chief Financial Officer has been appointed to the board and three outside directors, Edward L. Lundstrom, Charles G. Shiefelbein and Mike Pudil have resigned their positions.

         In addition, the Company received notification from Nasdaq that its stock will be delisted at the opening of business on January 30, 2002 resulting form its failure to file a Form 10-K for the year ended September 30, 2001 as required by Marketplace Rule 4310(c)(14). The Company did not appeal the decision.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements: Not Applicable.

         (b)      Pro Forma Financial Information: Not Applicable.

         (c)      Exhibits:

         10.1 Lease between First Industrial, L.P. as landloard and Research Incorporated as tenant.

         10.2 Financing Agreement by and between Manchester Commercial Finance LLC and Research Incorporated dated February 14, 2002.

         99.1     Text of Press Release dated January 24, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RESEARCH INCORPORATED


                                        By      /s/ Brad Yopp
                                           -------------------------------------
                                                Brad Yopp
                                                President

Date: February 27, 2002